UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 7, 2018
SUPERVALU INC.
(Exact name of registrant as specified in its charter)

Delaware	1-5418	41-0617000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11840 Valley View Road Eden Prairie, Minnesota	55344
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (952) 828-4000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.
On June 7, 2018, the Board of Directors of SUPERVALU INC. (the “Company”) approved a form of indemnification agreement to be entered into with each of its directors and officers (the “Indemnification Agreement”). Pursuant to the Indemnification Agreement, the Company contractually obligates itself to indemnify, and to advance expenses on behalf of, its directors and officers to the fullest extent permitted by applicable law.
The foregoing description of the Indemnification Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the form of the Indemnification Agreement, which is filed as Exhibit 10.1 and incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.
The historical consolidated financial statements of Associated Grocers of Florida, Inc. (“AG Florida”) and the unaudited pro forma financial information are filed herewith for the purpose of incorporating them into subsequent registration statements.
(a) Financial Statements of Business Acquired.
The unaudited consolidated financial statements of AG Florida for the first quarter (16 weeks) ended November 18, 2017 and November 19, 2016 are filed as Exhibit 99.1 and incorporated herein by reference.
(b) Pro Forma Financial Information.
The unaudited pro forma condensed combined financial statement for the fiscal year (52 weeks) ended February 24, 2018, and the notes to such unaudited pro forma condensed combined financial statement, all giving effect to the acquisition of Unified Grocers, Inc. and AG Florida, are filed as Exhibit 99.2 and incorporated herein by reference.

(d)  Exhibits.

Exhibit Number	Description
10.1	Form of Indemnification Agreement with directors and officers
99.1	Unaudited consolidated financial statements of Associated Grocers of Florida, Inc. for the first quarter (16 weeks) ended November 18, 2017 and November 19, 2016
99.2	Unaudited pro forma condensed combined financial statement for the fiscal year (52 weeks) ended February 24, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	June 12, 2018

SUPERVALU INC.

By: /s/ Rob N. Woseth

Rob N. Woseth
Executive Vice President and Chief Financial Officer
(Authorized Officer of Registrant)